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                                                                    EXHIBIT 10.2

                                                                [EXECUTION COPY]

                      AMENDMENT TO ASSET PURCHASE AGREEMENT


                  AMENDMENT TO ASSET PURCHASE AGREEMENT, dated as of March 7, 2003 (this "Amendment"), by and among Tetra Tech, Inc., a Delaware corporation ("Tetra Tech"), Tetra Tech FW, Inc., a Delaware corporation and a direct wholly-owned Subsidiary of Tetra Tech ("Purchaser"), Foster Wheeler, Ltd., a Bermuda corporation ("FW Ltd."), Foster Wheeler, LLC, a Delaware limited liability company and an indirect wholly-owned Subsidiary of FW Ltd. ("FW LLC"), Foster Wheeler USA Corporation, a Delaware corporation and an indirect wholly-owned Subsidiary of FW Ltd. ("FW USA", and together with FW Ltd. and FW LLC, the "FW Guarantors"), Foster Wheeler Environmental Corporation, a Texas corporation and a direct wholly-owned Subsidiary of FW USA ("FWENC"), and Hartman Consulting Corporation, a Delaware corporation and a direct wholly-owned Subsidiary of FWENC ("Hartman", and together with FWENC, the "Sellers"). Tetra Tech, Purchaser, each of the FW Guarantors and each of the Sellers are individually referred to herein as a "Party" and collectively referred to herein as the "Parties". Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Asset Purchase Agreement (as defined below).

                              W I T N E S S E T H :
                               - - - - - - - - - -

                  WHEREAS, Tetra Tech, Purchaser, the FW Guarantors and the Sellers are parties to an Asset Purchase Agreement, dated as of February 17, 2003 (as in effect on the date hereof, but prior to giving effect to this Amendment, the "Asset Purchase Agreement"); and

                  WHEREAS, the Parties wish to amend the Asset Purchase Agreement as herein provided;

                  NOW, THEREFORE, the Parties agree as follows:

I. Amendments to the Asset Purchase Agreement.

                  1. The definition of Savannah River Subcontract set forth in
Section 1.1 of the Asset Purchase Agreement is hereby deleted in its entirety and the following new definition is hereby inserted in lieu thereof:

                           "Savannah River Subcontract" shall mean the
                  subcontract to be entered into by FWENC and FW USA at the Closing, in the form of Exhibit C attached hereto.

                  2. Section 2.9(e) of the Asset Purchase Agreement is hereby amended by inserting the following new language at the end thereof:

                  "(it being understood and agreed that FW USA shall also deliver to Purchaser a duly executed counterpart of the Savannah River Subcontract)".


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                  3. Section 2.10(e) of the Asset Purchase Agreement is hereby deleted in its entirety and the following new language is hereby inserted in lieu thereof:

                  "(e) Intentionally Omitted."

                  4. Section 5.6 of the Asset Purchase Agreement is hereby amended by inserting the following new language at the end thereof:

                  "Purchaser agrees, for a period of seven (7) years following the Closing, not to destroy or otherwise dispose of any such books and records unless Purchaser first offers in writing to surrender such books and records to FWENC (at the sole expense of FWENC) and FWENC does not agree in writing to take possession thereof during the 120 calendar day period after such offer is made by Purchaser to FWENC. Furthermore, each party will reasonably cooperate with the other parties, solely at the expense of the party requesting such cooperation, in the prosecution, defense or settlement of any actual or threatened Action or other investigation by any Governmental or Regulatory Authority or any other Person (including by affording the requesting party, its counsel and accountants, during normal business hours and without unreasonable interference with the operations of the party providing such cooperation, reasonable access to its employees, properties, books and records relating to the Business and the right to make copies and extracts therefrom, all at the sole expense of the requesting party and upon reasonable request)."

                  5. Section 5.10 of the Asset Purchase Agreement is hereby amended by inserting the following new subsection (d) at the end thereof:

                  "(d) The parties acknowledge that the Melton Valley Subcontract to be entered into by the parties thereto shall contemplate a subcontracting arrangement between Purchaser, on the one hand, and FWENC, on the other hand, as provided therein. If the consent of the DOE shall at any time be required with respect to the Melton Valley Subcontract (or the transactions contemplated thereby) on account of such subcontracting arrangement, and the DOE refuses to consent to such subcontracting arrangement (or imposes one or more conditions to its consent which would adversely impact in a material respect FWENC's economic interests in the Melton Valley Contract) or unreasonably delays its consent (which delay would adversely impact in a material respect FWENC's economic interests in the Melton Valley Contract), in each case as determined in good faith by FWENC, then the parties shall enter into one or more amendments to the Melton Valley Subcontract so as to provide for seconding or other arrangements (on terms which are consistent in all material respects with the then-existing terms of the Melton Valley Subcontract and otherwise reasonably satisfactory to Purchaser and FWENC) in lieu of the subcontracting arrangement and to otherwise modify the Melton Valley Subcontract so that the consent of the DOE shall no longer be required (or, if still required, may be promptly obtained without any undue or unreasonable burden on FWENC or any of its Affiliates (as determined in good faith by FWENC)). Furthermore, Purchaser agrees to, upon reasonable request from FWENC, cooperate in good faith and to take such reasonable actions as may be necessary or desirable (not materially inconsistent with the commercial terms set forth in the Melton Valley Subcontract and only so long as FWENC is not in material default under the Melton Valley Subcontract) to enhance FWENC's ability to receive from the DOE any and all amounts owing to it from time to time under the Melton Valley Contract and to realize its claims and rights thereunder and, in any event, Purchaser agrees to refrain from taking any action that may adversely affect in any material respect FWENC's ability to receive any such amounts from the DOE or realize its claims and rights thereunder; provided that, other than as described above, in no event shall Purchaser be required to take, or refrain from taking, any action that is adverse in any material respect to its interests in respect of the Melton Valley Subcontract or which would result in a breach or violation by Purchaser of any of its then-existing contractual obligations or any applicable Law."


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                  6. Section 5.11(c)(ii) of the Asset Purchase Agreement is
hereby amended by (x) deleting "on or before the Closing Date" appearing in the first sentence thereof and inserting "as soon as practicable after the Closing Date" in lieu thereof, and (y) deleting the third, fourth and fifth sentences thereof in their entirety and inserting the following new sentences in lieu thereof:

                  "No assets shall be transferred from the Foster Wheeler Inc. 401(k) Plan to the Purchaser Savings Plan; provided that the Purchaser Savings Plan shall accept all or any portion of any eligible rollover distribution (within the meaning of Section 402(c) of the Code), to the extent such eligible rollover distribution consists of cash or an outstanding plan loan not then in default, elected by a Transferred Employee to be transferred from his or her individual account balance under Foster Wheeler Inc. 401(k) Plan to the Purchaser Savings Plan in a direct roll over (within the meaning of Section 402(c) of the Code), to the extent permitted by Law, and subject to the Sellers' and Purchaser's receipt from the other of evidence satisfactory to the Sellers and Purchaser, respectively, that the Purchaser Savings Plan and the Foster Wheeler Inc. 401(k) Plan, respectively, are qualified under Sections 401(a) and 401(k) of the Code. As soon as practical after the Closing Date, the Sellers shall cause the Foster Wheeler, Inc. 401(k) Plan to make available for immediate lump-sum distribution the account balance of each Transferred Employee."

                  7. Article XII of the Asset Purchase Agreement is hereby amended by inserting the following new section at the end thereof:

                  "ss.12.14 Inconsistency Between Agreement and Any Subcontract. To the extent that there is any inconsistency between this Agreement, on the one hand, and the INEEL Subcontract, the Melton Valley Subcontract or the Savannah River Subcontract, on the other hand, then the applicable provisions of the INEEL Subcontract, the Melton Valley Subcontract or the Savannah River Subcontract, as the case may be, shall govern; provided that in any event Section 5.10(d) shall at all times govern in respect of the Melton Valley Subcontract."


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II. Miscellaneous.

                  1. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Asset Purchase Agreement or any other related document or agreement.

                  2. This Amendment may be executed in two (2) or more counterparts, all of which shall be considered one and the same agreement and shall become effective on the date (the "Amendment Effective Date") when two (2) or more counterparts have been signed by each of the Parties and delivered (including, without limitation, by way of facsimile transmission) to the other Parties.

                  3. THIS AMENDMENT AND THE LEGAL RELATIONS BETWEEN THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS RULES THEREOF.

                  4. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

                  5. From and after the Amendment Effective Date, all references in the Asset Purchase Agreement and in any other related document or agreement to the Asset Purchase Agreement shall be deemed to be references to the Asset Purchase Agreement as modified hereby.

                [Remainder of this page intentionally left blank]



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                  IN WITNESS WHEREOF, each Party has caused its name to be
hereunto subscribed by its officer thereunto duly authorized all as of the day and year first above written.


                                      TETRA TECH, INC.


                                      By:
                                         -------------------------------------
                                      Name:
                                      Title:


                                      TETRA TECH FW, INC.


                                      By:
                                         -------------------------------------
                                      Name:
                                      Title:


                                      FOSTER WHEELER, LTD.


                                      By:
                                         -------------------------------------
                                      Name:
                                      Title:


                                      FOSTER WHEELER, LLC


                                      By:
                                         -------------------------------------
                                      Name:
                                      Title:


                                      FOSTER WHEELER USA CORPORATION


                                      By:
                                         -------------------------------------
                                      Name:
                                      Title:


                                      FOSTER WHEELER ENVIRONMENTAL
                                        CORPORATION


                                      By:
                                         -------------------------------------
                                      Name:
                                      Title:

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                                      HARTMAN CONSULTING CORPORATION


                                      By:
                                         -------------------------------------
                                      Name:
                                      Title: